UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

SOBR SAFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

885 Arapahoe Road

Boulder, CO 80302

(Address of principal executive offices) (zip code)

(303) 443-4430

(Registrant’s telephone number, including area code)

TransBiotec, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
None	None

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 5, 2020, we closed the transaction (the “Transaction”) that was the subject of that certain Asset Purchase Agreement dated May 6, 2019 (and Amendment No. 1 dated March 9, 2020, together the “APA”) with IDTEC, LLC (“IDTEC”), under which IDTEC agreed to provide personnel, experience, and access to funding to assist with the development of our SOBR device, as well as to sell to us certain robotics assets, which our management believes are synergistic with our current assets, in exchange for 12,000,000 shares of our common stock after giving effect to the reverse stock split effected in connection with closing the transaction. The closing of the Transaction was subject to several conditions precedent, primarily: (i) we had to be current in our reporting requirements under the Securities Exchange Act of 1934, as amended, (ii) we had to complete a reverse stock split of our common stock such that approximately 8,000,000 shares were outstanding immediately prior to closing the transaction, (iii) we could only have outstanding convertible instruments as set forth in the APA, (iv) our authorized common stock had to be reduced to 100,000,000 shares, and (v) we could not have more than approximately $125,000 in current liabilities. Effective with the closing of the transaction all of the closing conditions had been met, modified or waived by IDTEC, and we issued the 12,000,000 shares to IDTEC in exchange for IDTEC providing access to personnel, experience, funding to assist with the development of our SOBR device, as well as the robotics assets. The description of the APA set forth in this report is qualified in its entirety by reference to the full text of that document and the amendment, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

In advance of closing the Transaction, IDTEC and a few other affiliated parties (i) loaned funds directly to us, (ii) spent funds for the general costs related to the transaction, and/or (iii) spent funds to further develop and enhance the current SOBR product. As a result of closing the transaction, all the funds spent by IDTEC for any reason related to the transaction were turned into a convertible promissory note. These note totaled approximately $1,500,000 at closing, carry a simple interest rate of 10% per annum, are due upon demand, and may be convertible into shares of our common stock at $0.50 per share (after giving effect to the reverse stock split and subject to anti-dilution protection against any future securities we may issue at an effective price of less than $0.50 per share) at the discretion of the holder. The promissory note is due on demand of the holder. The repayment of this promissory note is secured by a first priority security lien or security interest in our patents, trademarks, tradenames and other intellectual property described in Exhibit A of the promissory note. The convertible promissory notes we issued are in the form attached hereto as Exhibit 10.3.

As noted above, in connection with the closing of the Transaction, both companies had certain closing conditions under the APA that had to be met. At closing, some of the closing conditions under the APA were either waived and/or modified by the parties. In order to document those modifications and waivers, we entered into a Waiver Under Asset Purchase Agreement and Post-Closing Covenant Agreement with IDTEC. The description of the Waiver Under Asset Purchase Agreement and Post-Closing Covenant Agreement set forth in this report is qualified in its entirety by reference to the full text of that document, which is attached hereto as Exhibit 10.4.

One of the closing conditions that was the subject of the Waiver Under Asset Purchase Agreement and Post-Closing Covenant Agreement was the requirement that we have under $125,000 in permitted liabilities (not including aged liabilities) after closing of the Transaction. At closing we had approximately $158,000 in non-permitted liabilities under the APA. As a result, we issued a Warrant to Purchase Common Stock to IDTEC (the “Warrant”), under which IDTEC will purchase up to 320,000 shares of our common stock (post-split) at an exercise price of $0.50 per share, if either (i) we are forced to pay a non-permitted liability, then we may force IDTEC to exercise the Warrant and pay the exercise price to pay the non-permitted liability, but only in an amount sufficient to pay the non-permitted liability (which are listed on Exhibit A of the Warrant), or (ii) if IDTEC otherwise elects to exercise the Warrant and acquire some or all of the shares underlying the Warrant. The Warrant expires five years after the date of issuance. The description of the Warrant set forth in this report is qualified in its entirety by reference to the full text of that document, which is attached hereto as Exhibit 10.5.

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SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As noted herein, on June 5, 2020, we closed the Transaction with IDTEC. As a result, we issued 12,000,000 shares of our common stock (after giving effect to the 1-for-33.26 reverse stock split described herein). These shares were issued with a standard Rule 144 restrictive legend. The issuance of the shares was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The investor was sophisticated, familiar with our operations, and there was no solicitation.

In connection with closing the Transaction, we also issued a convertible promissory note totaling approximately $1,500,000 to IDTEC. The promissory note is convertible any time by the holder into shares of our common stock at a conversion price of $0.50 per share, subject to anti-dilution protection against any future securities we may issue at an effective price of less than $0.50 per share. The issuance of the promissory notes was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The investors were sophisticated, familiar with our operations, and there was no solicitation.

As noted herein, on June 5, 2020, we closed the Transaction with IDTEC and entered into the Waiver Under Asset Purchase Agreement and Post-Closing Covenant Agreement with IDTEC. As a result, we issued a Warrant to Purchase Common Stock to IDTEC, under which IDTEC will purchase up to 320,000 shares of our common stock (post-split) at an exercise price of $0.50 per share (after giving effect to the 1-for-33.26 reverse stock split described herein). The issuance of the Warrant was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The investor was sophisticated, familiar with our operations, and there was no solicitation.

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On June 5, 2020, Charles Bennington submitted his resignation as our President, effective with the closing of the Transaction. Mr. Bennington is continuing on as our Secretary, and as a member of our Board of Directors. Mr. Kevin Moore, our Chief Executive Officer, will now serve as our principal executive officer. According to Mr. Bennington’s resignation letter, there are no disagreements with Mr. Bennington required to be disclosed under this Item. We will provide Mr. Bennington with a copy of this disclosure in Item 5.02, and provide Mr. Bennington with the opportunity to furnish us as promptly as possible with a letter addressed to us stating whether he agrees with the statements made by us in response to this Item 5.02 and, if not, stating the respects in which he does not agree. In the event Mr. Bennington supplies us with such a letter we will, if required, file such letter as an exhibit to an amended Form 8-K.

(b) Effective with the closing of the Transaction, we terminated our agreement with Mr. Nick Noceti, our Chief Financial Officer, We are not aware of any disagreements with Mr. Noceti required to be disclosed under this Item. We will provide Mr. Noceti with a copy of this disclosure in Item 5.02, and provide Mr. Noceti with the opportunity to furnish us as promptly as possible with a letter addressed to us stating whether he agrees with the statements made by us in response to this Item 5.02 and, if not, stating the respects in which he does not agree. In the event Mr. Noceti supplies us with such a letter we will, if required, file such letter as an exhibit to an amended Form 8-K.

(c) Effective with the closing of the Transaction, our Board of Directors appointed David Gandini as our interim Chief Financial Officer (principal financial officer). Mr. Gandini will serve in this capacity until his term is complete (or extended) or a termination event occurs under the terms of our arrangement with Mr. Gandini. Mr. Gandini currently serves as our Chief Revenue Officer, a position he will continue to hold in addition to our Chief Financial Officer.

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David Gandini has served as our Chief Revenue Officer since October 2019, as our Chief Financial Officer since June 2020, and on our Board of Directors since November 2019. Mr. Gandini has been consulting regarding our business development since December 2018. Since September 2018, Mr. Gandini has also been a managing partner with First Capital Advisory Services, where he is responsible for capital creation, new business acquisition, business strategy and development, and partnership revenue generation. From 2014 to August 2017, Mr. Gandini was President of Alchemy Plastics, Inc., Englewood Colorado where he was responsible for US manufacturing, sales, and strategic partnerships. From 2001 until 2014, when the company was acquired, Mr. Gandini served as the President of IPS Denver, a bank card personalization and packaging entity where he managed the company and market transformations to become a leader in the U.S. secured gift market space with revenues of $46M. Prior to his engagement at IPS, Mr. Gandini was the Chief Operations Officer at First World Communications, a major U.S. Internet and Data Center provider, and participated in its successful IPO in 2000 raising over $200M. Previously, Mr. Gandini founded Pace Network Services providing carrier SS7 signaling to U.S. long distance providers and facilitated a successful exit to ICG Communications on the heels of co-founding Detroit based Digital Signal in the fiber optic long haul market sector where me managed a successful exit to SP Telecom.

Mr. Gandini graduated from Michigan State University with a degree in Telecommunications. He was a scholarship NCAA Division Hockey athlete, a member of the US Junior National Team, and a US Junior All American.

In October 2019, when Mr. Gandini was appointed as our Chief Revenue Officer, he was granted an incentive stock option under our 2019 Equity Compensation Plan to acquire 962,117 shares of our Common Stock, at an exercise price of $0.26, which is equal to 110% of the fair market value of our Common Stock on October 25, 2019, with 721,588 of the stock options to vest in 36 equal monthly installments of 20,045 shares during the three-year term of Mr. Gandini’s Employment Agreement, and the additional 240,530 option shares (the “Pre-Vesting Option Shares”) vesting as follows: (i) 200,439 Pre-Vesting Option Shares, representing the monthly vesting option shares for the ten months ended October 31, 2019, vested on November 1, 2019; and (ii) the remaining 40,091 Pre-Vesting Option Shares, representing the monthly vesting option shares for the two months ended December 31, 2019, vested on January 1, 2020. In addition, Mr. Gandini has an Independent Contractor Agreement with IDTEC, LLC that entitles him to 1,000,000 shares of our Common Stock upon closing on the IDTEC Asset Purchase Transaction (as described below). These shares are being transferred to him as part of the 12,000,000 shares IDTEC, LLC received under the IDTEC Asset Purchase Transaction and are calculated after giving effect to the reverse stock split covered by this Current Report. All share and share price numbers have been adjusted to reflect the 1-for-33.26 reverse stock split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

Prior to the closing of the Transaction, we filed an amendment to our Certificate of Incorporation, for the purpose of, among other things, (i) changing our name from “TransBiotec, Inc.” to “SOBR Safe, Inc.”, (ii) effecting a 1-for-33.26 reverse stock split of our common stock, and (iii) decreasing our authorized common stock from 800,000,000 shares to 100,000,000 shares.

Our Board of Directors approved the amendment to our Certificate of Incorporation on March 9, 2020 and stockholders holding 52.24% of our then outstanding voting stock approved the amendment to our Articles of Incorporation on March 9, 2020. The Certificate of Amendment to our Certificate of Incorporation became effective with the State of Delaware on April 24, 2020 and is filed as Exhibit 3.1 to this Current Report on Form 8-K.

As a result of the reverse stock split effected by our Certificate of Amendment to our Certificate of Incorporation, every 33.26 shares of our outstanding common stock prior to the effect of that amendment were combined and reclassified into one share of our common stock, and the number of outstanding shares of our common stock was been reduced from 266,097,657 to approximately 8,000,000, at that time. No fractional shares were issued in connection with the reverse stock split, and any of our stockholders that would have been entitled to receive a fractional share as a result of the reverse stock split will instead receive one additional share of our common stock in lieu of the fractional share. The reverse stock split will not in itself affect any stockholder’s ownership percentage of our common stock, except to the extent that any fractional share is rounded up to the nearest whole share. Beginning with the opening of trading on June 8, 2020, our common stock is expected to commence trading on the “OTC Pink Current Information” tier of OTC Markets on a post reverse stock split basis.

In accordance with rules and regulations promulgated by FINRA, the amendments to our Certificate of Incorporation to change our name, decrease the number of authorized shares of our common stock, and effect the 1-for-33.26 reverse stock split are going effective upon receipt of FINRA’s approval of those changes at the open of the markets on June 8, 2020. In connection with the change of our name to “SOBR Safe, Inc. “, FINRA has assigned us a new stock symbol, “SOBR”, which is expected to take effect on or about 20 business days following the effect of the name change and reverse stock split, or about July 3, 2020. From the effective date of the corporate actions with FINRA until the 20-business day period expires our shares will be quoted under the symbol “IMLED”.

SECTION 7- Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 8, 2020, we issued a press release announcing the closing of the Transaction with IDTEC, LLC. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

On or about June 10, 2020, we mailed a letter to our shareholders announcing the closing of the Transaction with IDTEC, LLC. A copy of the letter is furnished with this Current Report as Exhibit 99.2.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1*

Certificate of Amendment to Certificate of Incorporation of TransBiotec, Inc. changing name to SOBR Safe, Inc., effecting 1-for-33.26 reverse stock split and decreasing authorized common stock to 100,000,000 shares.

10.1(1)	Asset Purchase Agreement dated May 6, 2019 by and between IDTEC, LLC and TransBiotec, Inc.

10.2(2)	Amendment No. 1 to Asset Purchase Agreement dated March 23, 2020 by and between IDTEC, LLC and TransBiotec, Inc.

10.3*	Form of Convertible Promissory Note issued at close of the Transaction.

10.4*	Waiver Under Asset Purchase Agreement and Post-Closing Covenant Agreement dated June 5, 2020 by and between IDTEC, LLC and TransBiotec, Inc.

10.5*	Warrant to Purchase Common Stock dated June 5, 2020 issued to IDTEC, LLC

99.1*	Press Release dated June 8, 2020 issued by SOBR Safe, Inc. announcing the closing of the Transaction with IDTEC, LLC.

99.2*	Letter to Shareholders announcing the closing of the Transaction with IDTEC, LLC

_______________

*	filed herewith

(1)	Incorporated by reference from our Current Report on Form 8-K filed with the Commission on May 14, 2019.

(2)	Incorporated by reference from our Quarterly Report on Form 10-Q for the period ended March 31, 2020, filed with the Commission on May 26, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc. a Delaware corporation

Dated: June 11, 2020	By:	/s/ Kevin Moore
	Name:	Kevin Moore
	Its:	Chief Executive Officer

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